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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-63685


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   SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF
                         TCW/DW MID-CAP EQUITY TRUST
                              DATED JULY 1, 1996

   The second sentence of the first paragraph on page 1, the sentence under the section heading "Prospectus Summary," sub-section heading "The Fund" on page 2 and the first sentence of the second paragraph under the section heading "Investment Objective and Policies" on page 6 of the Prospectus and the second sentence of the first paragraph on page 1 of the Statement of Additional Information are hereby replaced by the following:

    The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in equity securities issued by medium-sized companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Advisor, exhibit superior earnings growth prospects and attractive stock market valuations. (The Fund may purchase securities with market capitalization not within the $300 million to $5 billion range, but such securities will not apply to the 65% requirement described above.)

October 25, 1996